

REPAY
Realtime Electronic Payments

REPAY Investor Presentation

July 2019

Disclaimer

On July 11, 2019, Thunder Bridge Acquisition, Ltd. ("Thunder Bridge") and Hawk Parent Holdings LLC completed their previously announced business combination under which Thunder Bridge acquired Hawk Parent Holdings LLC, upon which Thunder Bridge changed its name to Repay Holdings Corporation ("REPAY" or the "Company").

The Company's filings with the Securities and Exchange Commission ("SEC"), which you may obtain for free at the SEC's website at http://www.sec.gov, discuss some of the important risk factors that may affect our business, results of operations and financial condition.

Forward-Looking Statements
This presentation (the "Presentation") contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as "will likely result," "are expected to," "will continue," "is anticipated," "estimated," "believe," "intend," "plan," "projection," "outlook" or words of similar meaning. These forward-looking statements include, but are not limited to, statements regarding the Company's industry and market sizes, future opportunities for the Company and the Company's estimated future results. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to factors disclosed in reports filed with the SEC, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: a delay or failure to realize the expected benefits from the business combination; changes in the payment processing market in which the Company competes, including with respect to its competitive landscape, technology evolution or regulatory changes; changes in the vertical markets that the Company targets; risks relating to the Company's relationships within the payment ecosystem; risk that the Company may not be able to execute its growth strategies, including identifying and executing acquisitions; risks relating to data security; changes in accounting policies applicable to the Company; and the risk that the Company may not be able to develop and maintain effective internal controls.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof in the case of information about the Company or the date of such information in the case of information from persons other than the Company, and we disclaim any intention or obligation to update any forward looking statements as a result of developments occurring after the date of this Presentation. Forecasts and estimates regarding the Company's industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Use of Projections
This Presentation contains financial forecasts with respect to, among other things, REPAY's total revenue, processing and service fees revenue, gross profit, annual card payment volume, Adjusted EBITDA and certain ratios and other metrics derived therefrom for the fiscal years 2019 and 2020. These unaudited financial projections have been provided by REPAY's management, and REPAY's independent auditors have not audited, reviewed, compiled, or performed any procedures with respect to the unaudited financial projections for the purpose of their inclusion in this Presentation and, accordingly, do not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. These unaudited financial projections should not be relied upon as being necessarily indicative of future results. The inclusion of the unaudited financial projections in this Presentation is not an admission or representation by the Company that such information is material. The assumptions and estimates underlying the unaudited financial projections are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the unaudited financial projections. There can be no assurance that the prospective results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the unaudited financial projections. Inclusion of the unaudited financial projections in this Presentation should not be regarded as a representation by any person that the results contained in the unaudited financial projections will be achieved.

Industry and Market Data
The information contained herein also includes information provided by third parties, such as market research firms. In particular, REPAY has commissioned an independent research report from Stax Inc. ("Stax") for market and industry information to be used by REPAY. Neither of REPAY nor its affiliates and any third parties that provide information to REPAY, such as market research firms, guarantee the accuracy, completeness, timeliness or availability of any information. Neither REPAY nor its affiliates and any third parties that provide information to REPAY, such as market research firms, such as Stax, are responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or the results obtained from the use of such content. Neither REPAY nor its affiliates give any express or implied warranties, including. but not limited to, any warranties of merchantability or fitness for a particular purpose or use, and they expressly disclaim any responsibility or liability for direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs, expenses, legal fees or losses (including lost income or profits and opportunity costs) in connection with the use of the information herein.

Non-GAAP Financial Measures
This Presentation includes certain non-GAAP financial measures that REPAY reviews to evaluate its business, measure its performance and make strategic decisions. REPAY believes that such non-GAAP financial measures provide useful information to investors and others in understanding and evaluating its operating results in the same manner as management. Adjusted EBITDA is a non-GAAP financial measure that represents net income prior to interest expense and depreciation and amortization, as adjusted to add back certain non-cash and non-recurring charges, such as loss on extinguishment of debt, non-cash change in fair value of contingent consideration, share-based compensation charges, transaction expenses, management fees, legacy commission related charges, employee recruiting costs, loss on disposition of property and equipment, other taxes, strategic initiative related costs and other non-recurring charges. Adjusted EBITDA and any other ratio or metrics derived therefrom are financial measures not calculated in accordance with GAAP and should not be considered as substitutes for revenue, net income, operating profit, or any other operating performance measure calculated in accordance with GAAP. Using these non-GAAP financial measures to analyze REPAY's business would have material limitations because their calculations are based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant. In addition, although other companies in its industry may report measures titled Adjusted EBITDA or similar measures, such non-GAAP financial measures may be calculated differently from how REPAY calculates its non-GAAP financial measures, which reduces their overall usefulness as comparative measures. Because of these limitations, you should consider Adjusted EBITDA alongside other financial performance measures, including net income and other financial results presented in accordance with GAAP.

This Presentation includes forecasted 2019 Adjusted EBITDA and ranges of forecasted 2020 Adjusted EBITDA for REPAY. This Presentation does not provide a reconciliation of this forward-looking, non-GAAP financial measure to the most directly comparable GAAP financial measure because calculating the components would involve numerous estimates and judgments that are unduly burdensome to prepare and may imply a degree of precision that would be confusing or potentially misleading to investors.

No Offer or Solicitation
This Presentation is for informational purposes only and is neither an offer to sell or purchase, nor a solicitation of an offer to sell, buy or subscribe for any securities, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law.

Who We Are

REPAY

Realtime Electronic Payments

A leading, omni-channel payment technology provider modernizing three diverse and underserved verticals – personal loans, automotive loans and receivables management – representing a market projected to grow to **~$535 billion of annual total payment volume by 2020**[1] of which **~$225 billion is 2020 projected annual debit payment volume**

Proprietary, integrated payment technology platform **reduces complexity** for merchants and **enhances the consumer experience**

$8.0bn	27%	~97%	0.19%
LTM Card Payment Volume[2]	Historical Processing and Service Fees CAGR[3]	Volume Retention[4]	Low Chargeback Rates[5]

1) Source: Stax – REPAY Market Sizing Report, commissioned by REPAY; Stax prepared surveys, secondary research, and analysis. January 2018.
2) Source: Management metric for LTM March 2019.
3) CAGR is from 2016A – 2018A.
4) Volume retention for YTD period as of March 2019 calculated as 1 – (Lost Volume / Total Volume Processed in Prior Year Period); "Lost Volume" represents volume realized in prior year period from merchants that have since ended their relationship with REPAY. Volume retention for full-year 2018A was 98%.
5) Source: Management data on volume processed through a primary processor, representing approximately 80% of total card payment volume. Chargeback rate is YTD as of March 2019. Chargebacks, represented as a % of card payment volume, are debited from the merchant's account when the end consumer disputes a transaction with the merchant. Chargeback rate for full-year 2018A was 0.20%.

REPAY's Business Strengths and Strategies

REPAY

A Leading, Omni-Channel Payment Technology Provider

1. Capitalizing on the Large, Underserved Market Opportunities in Existing and New Verticals
2. Card and Debit Payments Underpenetrated in Existing Verticals
3. REPAY Has Built a Leading Platform Based on Vertical Expertise
4. Next-Generation Technology Supported by Robust Infrastructure
5. Key Software Integrations Supplement REPAY's Differentiated Sales Strategy
6. Attractive and Diverse Client Base
7. Demonstrated Ability to Acquire and Integrate Businesses
8. Multiple Growth Opportunities
9. Successful Leadership Team with Deep Industry Expertise

Capitalizing on the Large, Underserved Market Opportunities in Existing and New Verticals

1

REPAY's three existing verticals represent ~$535bn[1] of projected annual total payment volume by 2020, of which ~$225 billion is projected annual debit payment volume

Upside for increased penetration in existing and adjacent verticals

REPAY's existing key end markets have been underserved by payment technology and service providers due to unique market dynamics

End Market Opportunities


Growth Opportunities
2020 Projected Payment Volumes
Canada
Healthcare
Recreational Vehicle Finance
Credit Unions
$408 bn
Automotive Loans
$69 bn
Personal Loans
$58 bn
Receivables Management
REPAY
$8.0 bn
LTM Card Payment Volume (2)

- Historically, the market predominantly utilized cash, check and ACH payments
- Market where credit card payments are typically not permitted
- Consumers want convenience of paying with debit, but their merchants frequently do not have the capability
- Requires technology to process ongoing / recurring payments

REPAY Realtime Electronic Payments

1) Source: Stax – REPAY Market Sizing Report; Based on Stax web survey, secondary research, and analysis. January 2018.
2) Source: Management metric for LTM period as of March 2019.

Card and Debit Payments Underpenetrated in Existing Verticals

REPAY's verticals, Personal Loans, Automotive Loans and Receivables Management, are underpenetrated and lag other retail markets in migrating to card payments

Card Payment Penetration

Significant Opportunity from Untapped Adoption of Card Payments


54%
2015 Debit and Credit Share of Total U.S. Consumer Payments(1)
12%
40%
41%
2017(2)
15%
47%
41%
Projected - 2020(2)
Personal Loans Debit Share
Automotive Loans Debit Share
Receivables Management Debit Share

Debit Market Volume Growth

Debit payment volume is expected to grow at 11.6% CAGR between 2017 and 2020[2]


Total Payment Volume of Existing REPAY Verticals
Debit Payment Volume of Existing REPAY Verticals
$455bn
$162bn
11.6% Expected CAGR
$535bn
$225bn
2017
Projected - 2020

Note: Credit generally not accepted as payment option in REPAY's existing end markets.

1) Source: The Nilson Report – December 2016. Represents debit and credit as a percentage of all U.S. consumer payment systems, including various forms of paper, card, and electronic payment methods.

2) Source: Stax – REPAY Market Sizing Report. January 2018. 11.6% growth rate represents CAGR from 2017 – 2020.

REPAY Has Built a Leading Platform Based on Vertical Expertise

3

Attractive value proposition to both merchants and end consumers drives strong client growth and penetration

Merchants in Existing and New Verticals		Consumers
Existing Verticals / New Verticals		
▪ Accelerated payment cycle (ability to lend more / faster) through debit card processing ▪ 24 / 7 payment acceptance through "always open" omni-channel offering ▪ Direct software integrations into loan and deal management systems reduces operational complexity for merchant ▪ Improved regulatory compliance through fewer ACH returns	REPAY Pay Anywhere, Any Way, Any Time	▪ Self-service capabilities through ability to pay anywhere, any way and any time, 24 / 7 ▪ Option to make real-time payments through use of debit transactions ▪ Immediate feedback that payment has been processed ▪ Omni-channel payment methods (e.g. Web, Mobile, IVR, Text) ▪ Fewer ancillary charges (e.g. NSF fees) through automatic recurring online debit card payments

REPAY Has Built a Leading Platform Based on Vertical Expertise (cont.)

3

REPAY's model empowers both merchants and consumers, enabling it to become **a leading and trusted payment brand**


REPAY
Realtime Electronic Payments
Illustrative Personal Loan Platform Process
REPAY Instant Funding
Consumer
$
Consumer Payment
Payment Channels
Debit
ACH
Processing
REPAY Gateway
$
REPAY Payment
Merchant Receives
Data
Loan Management System
Data

- *Payment Processing Platform provides significant value proposition*
- *Opportunity across payment / billing management*

REPAY Has Built a Leading Platform Based on Vertical Expertise (cont.)

REPAY's omni-channel payment and electronic billing management platform significantly reduces complexity for merchants and enhances the consumer experience

Web

REPAY has 3 different web-based solutions, depending on whether merchants are interested in a Virtual Terminal, Online Customer Portal, or a Hosted Payment Page customized to their brand

Mobile App

REPAY's White-label, customizable mobile app gives consumers the flexibility of paying on-the-go and the convenience of reviewing their complete payment history in the palm of their hands

Text

Text-to-pay lets REPAY's customers directly communicate with consumers through payment reminders and allows consumers to authorize payment with a simple text

IVR

IVR, or pay-by-phone, offers consumers the convenience of making payments via a 1-800-number anytime, streamlining the collections process and improving customer experience


REPAY
Realtime Electronic Payments
Account Information
Make a Payment
First Name
Kordell
Last Name
Greenfelder
Loan Number
Current Due Date
Minimum Amount Due
Total Amount Due
Min Amount Due
Current Balance
Custom Amount
Waive Convenience Fee
Convenience Fee
Total Amount
When would you like to pay?
How would you like to pay?
Now
Schedule Payment
Bank Account
Debit Card
back
continue
Checkout

Next-Generation Technology Supported by Robust Infrastructure

4

Back-End Infrastructure


Strong Relationships with Card Associations
Robust Processing Relationships
Proprietary Bank Partnerships
Back-End Infrastructure
Proprietary Technology and Agile Development
Integrations with Customers' Software Systems
Underwriting / Regulatory / Industry Compliance Expertise

Key Software Integrations Supplement REPAY's Differentiated Sales Strategy

REPAY leverages a vertically tiered sales strategy supplemented by software integrations to drive new merchant acquisitions

Sales Strategy / Distribution Model

- **Direct sales model that is structured by vertical and by production tier**
- **Sales Support Team increases sales and supports onboarding process**


Sales Support Team
Tier 3
(Direct
Sales)
$5mm+
Monthly Volume
Tier 2
(Direct Sales)
$1mm - $5mm Monthly Volume
Tier 1
(Call Center)
<$1mm Monthly Volume

Software Integrations

- **Successfully integrated with many of the top software providers**
  - Software integrations enable the direct salesforce to more easily access new merchant opportunities and respond to inbound leads
- **Robust pipeline of other software vendors currently in discussions to integrate**


2014A – 2018A CAGR: 42%
13
16
25
37
53
2014A
2015A
2016A
2017A
2018A

Number of Software Integration Partners

REPAY
Realtime Electronic Payments

Attractive and Diverse Client Base

REPAY's platform provides significant value to merchants offering lending solutions across industry verticals

REPAY has successfully executed on its M&A strategy of identifying attractive opportunities in new verticals and entering them through acquisitions (e.g. Auto and Receivables Management)

Firmly Established Foothold in Auto Finance Vertical

Expanded into Receivables Management Vertical


Automotive Loans
Receivables Management
REPAY
Realtime Electronic Payments
Personal Loans
Growth Opportunities

A Market Leader for Over a Decade in the Personal Loans Vertical(1)

Future Market Expansion Opportunities – Healthcare, Recreational Vehicle Finance, Credit Unions and Canada

- ✓ 3,500+ merchants(2)
- ✓ 11,000+ merchant locations(1)
- ✓ ~97% volume retention(3)
- ✓ $3.1 mm annual card payment volume per card merchant(4)
- ✓ 4-year average tenure for top 10 merchants(5)

1) Source: Management estimate.
2) Source: Management estimate as of March 2019. Merchant counts reflects all clients contributing to revenue in March 2019.
3) Volume retention for YTD period as of March 2019 calculated as 1 – (Lost Volume / Total Volume Processed in Prior Year Period); "Lost Volume" represents volume realized in prior year period from merchants that have since ended their relationship with REPAY. Volume retention for full-year 2018A was 98%.
4) Source: Management estimate as of March 2019. Volume per card merchant represents LTM March 2019 card volume / average number of existing card volume clients in the period.
5) Source: Management estimate as of March 2019. Contracts often have 3-year term with 3-year renewals. Top 10 clients generated 30% of revenue for YTD period as of March 2019 and 29% for full-year 2018A.

Demonstrated Ability to Acquire and Integrate Businesses

REPAY's proven acquisition strategy illustrates the value of the platform across verticals

Represents a significant opportunity to enhance organic growth in existing verticals and accelerate entry into new markets and services

Demonstrated ability to source, acquire and integrate various targets across different verticals

Dedicated team to manage robust M&A pipeline

2017 — PaidSuite (*Receivables*), Paymaxx (*Automotive*)

Already serving industry-leading merchants in Receivables Management vertical

Second acquisition to solidify presence in Automotive Loans vertical

2016 — Sigma (*Automotive*)

First acquisition to expand vertically into Automotive Loans vertical

2008 – 2015 — Several Small Portfolio Acquisitions

Allowed REPAY to achieve scale in early years of business

Multiple Growth Opportunities

REPAY's leading platform and attractive market opportunity position it to build on its record of robust growth and profitability

Broaden Addressable Market

Execute on Existing Business

Expand Usage and Increase Adoption

- Increase penetration of existing client base

Acquire New Merchants in Existing Verticals

- Leverage sales and marketing engine to convert near-term pipeline
- Majority of REPAY's new merchants are "greenfield" opportunities

Operational Efficiencies

- As the business continues to scale, REPAY expects to become increasingly efficient with higher margins

Future Market Expansion Opportunities

- Leverage platform and capabilities to expand into:
  - New market verticals such as Healthcare, Recreational Vehicle Finance and Credit Unions
  - Canada

Strategic M&A

- Strategic acquisitions to continue successful penetration into markets with a need for debit solutions

Successful Leadership Team With Deep Industry Expertise

REPAY's leadership team has significant payment expertise and a track-record of success with high-growth technology platforms



John Morris

CEO & Co-Founder



Shaler Alias

President & Co-Founder



Tim Murphy

CFO



Jason Kirk

CTO



Susan Perlmutter

CRO



Mike Jackson

COO



Kristen Merrill

VP of Finance



Jake Moore

Head of Corporate Development

REPAY
Realtime Electronic Payments

Highly Knowledgeable and Experienced Board of Directors

9-member Board of Directors comprised of industry veterans and some of the most influential leaders in the financial services and payment industries



John Morris

CEO & Co-Founder



Shaler Alias

President & Co-Founder



Jeremy Schein

Managing Director, Corsair



Richard Thornburgh

Senior Advisor, Corsair



William Jacobs(1)

Former SEVP, Mastercard



Peter Kight

Founder of CheckFree



Paul Garcia

Former Chairman and CEO, Global Payments



Bob Hartheimer

Former Managing Director, Promontory



Maryann Goebel

Former CIO, Fiserv

1) William Jacobs also currently serves as the Chairman of the board of directors of Global Payments and Green Dot.



REPAY Financial Overview

REPAY
Realtime Electronic Payments

Financial Highlights

REPAY's model has enabled it to establish a highly attractive financial profile

$8.0bn

Annual Card Payment Volume(1)

~97%

Impressive Volume Retention(2)

0.19%

High Quality Volume with Low Chargeback Rates(3)

27%

Historical Processing and Service Fees CAGR(4)

31%

Historical Adjusted EBITDA CAGR(5)

86%

Cash Flow Conversion(6)

Source: Management estimates.

1) Source: Management metric for LTM March 2019. Predominantly represents debit transaction volume.
2) Volume retention for YTD period as of March 2019 calculated as 1 – (Lost Volume / Total Volume Processed in Prior Year Period); "Lost Volume" represents volume realized in prior year period from merchants that have since ended their relationship with REPAY. Volume retention for full-year 2018A was 98%.
3) Source: Management data on volume processed through a primary processor, representing approximately 80% of total volume. Chargeback rate is YTD as of March 2019. Chargebacks, represented as a % of volume, are debited from the merchant's account when the end consumer disputes a transaction with the merchant. Chargeback rate for full-year 2018A was 0.20%.
4) CAGR is from 2016A – 2018A Processing and Service Fees Revenue.
5) See "Adjusted EBITDA Reconciliation" on slide 27 for reconciliation of Adjusted EBITDA to its most comparable GAAP measure. CAGR is from 2016A – 2018A.
6) 2018A Cash Flow Conversion calculated as Adjusted EBITDA – Capex / Adjusted EBITDA. Capex includes PP&E, new software development and new 3rd party software assets. Other companies may calculate capex and related measures differently and you should consider how that reduces the usefulness of this metric. Cash Flow Conversion expected to be 80% in 2019B. Capex was 4% of total revenue in 2018 and is expected to be 6% of total revenue in 2019. Working Capital was approximately $4 million on December 31, 2018.

History of Strong and Continued Card Payment Volume Growth

Total Card Payment Volume ($ in bn)

REPAY has generated strong, consistent volume growth, resulting in ~$7.5 bn in annual payment processing volume in 2018



31% Historical CAGR(2)
22% Projected CAGR(3)
$4.4
$5.2
$7.5
$9.2
$11.0 – $11.2
2016A
2017A
2018A
2019B(1)
2020E(1)

Volume Retention

REPAY's integrated payments platform leads to strong same-store sales performance and high retention rates that Management believes significantly outperform traditional agent sales models



100%
90%
80%
70%
~97% Retention Rate(4)
Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr
2015
2016
2017
2018
2019

1) Source: Management estimates.
2) CAGR is from 2016A – 2018A.
3) CAGR is from 2018A – 2020E.
4) Volume retention for YTD period as of March 2019 calculated as 1 – (Lost Volume / Total Volume Processed in Prior Year Period); "Lost Volume" represents volume realized in prior year period from merchants that have since ended their relationship with REPAY. Volume retention for full-year 2018A was 98%.

REPAY Realtime Electronic Payments

Historical and Forecasted Financials

Processing and Service Fees[1] / Total Revenue ($ in mm)

REPAY's revenue growth has been strong, resulting in a 27% CAGR from 2016A – 2018B


27% Historical CAGR[1]
21% Projected CAGR[1]
$82.3
$94.0
$130.0
$159.2
$188 – $192
51.3
57.1
82.2
100.7
118 - 122
2016A
2017A
2018A
2019B
2020E

Gross Profit[2] ($ in mm)

Gross margins are improving due to a decrease in processing costs


38% Historical CAGR
25% Projected CAGR
$29.1
$36.3
$55.0
$71.6
$84 – $88
2016A
2017A
2018A
2019B
2020E

Adjusted EBITDA[3] ($ in mm)

Highly scalable platform will drive operating leverage over the long-term


31% Historical CAGR
20% Projected CAGR
$21.7
$25.4
$36.8
$44.0
$52 – $54
2016A
2017A
2018A
2019B
2020E

Source: Management estimates for 2019 and 2020.
Note: Historical CAGR is from 2016A – 2018A. Projected CAGR is from 2018A – 2020E.

1) CAGR is calculated using Processing and Service Fees.
2) Gross Profit is defined as Total Revenue less Interchange and Network Fees and Other Cost of Services, which include commissions to software integration partners and other third-party processing costs, such as front and back-end processing costs and sponsor bank fees.
3) See "Adjusted EBITDA Reconciliation" on slide 27.

REPAY Realtime Electronic Payments

Key Highlights

Key Highlights

- ✓ Low volume attrition and low risk portfolio[1]
- ✓ Differentiated platform
- ✓ Deeply integrated with customer base
- ✓ Recurring transaction / volume based revenue
- ✓ 27% historical revenue CAGR based on Processing and Service Fees from 2016 – 2018A
- ✓ 31% Adj. EBITDA CAGR[2] from 2016A -2018A
- ✓ Strong cash flow conversion of 86%[3]

1) Low Chargeback rates of 0.19% based on Management data of volume processed through a primary processor, representing approximately 80% of total volume. Chargeback rate is YTD as of March 2019. Chargebacks, represented as a % of volume, are debited from the merchant's account when the end consumer disputes a transaction with the merchant. Chargeback rate for full-year 2018A was 0.20%.
2) See "Adjusted EBITDA Reconciliation" on slide 27 for reconciliation of Adjusted EBITDA to its most comparable GAAP measure.
3) 2018A Cash Flow Conversion calculated as Adjusted EBITDA – Capex / Adjusted EBITDA. Capex includes PP&E, new software development and new 3rd party software assets. Other companies may calculate capex and related measures differently and you should consider how that reduces the usefulness of this metric. Cash Flow Conversion expected to be 80% in 2019B. Capex was 4% of total revenue in 2018 and is expected to be 6% of total revenue in 2019. Working Capital was approximately $4 million on December 31, 2018.

Q1 2019 Financial Update*

($ in mm)	Three Months Ended March 31, 2019	2018	Change Amount	%
Card Payment Volume	**$2,439.3**	**$1,842.1**	**$597.3**	**32%**
Processing and Service Fees	24.3	20.9	3.5	17%
Interchange and Network Fees	14.9	11.9	3.0	25%
Total Revenue	**$39.2**	**$32.8**	**$6.5**	**20%**
Interchange and Network Fees	14.9	11.9	3.0	25%
Other Cost of Services	6.4	7.2	(0.8)	(11%)
Gross Profit[(1)]	**$17.9**	**$13.7**	**$4.2**	**31%**
SG&A	8.7	9.6	(0.9)	(9%)
EBITDA	**$9.2**	**$4.1**	**$5.1**	**125%**
Depreciation and amortization	2.9	2.4	0.5	22%
Interest Expense	1.4	1.5	(0.1)	(4%)
Net Income	**$4.9**	**$0.2**	**$4.7**	**2,594%**
Adjusted EBITDA[(2)]	**$11.3**	**$9.4**	**$1.9**	**20%**

* The Company expects to announce its Q2 2019 financial results on or prior to August 14, 2019.

REPAY
Realtime Electronic Payments

1) Gross Profit is defined as Total Revenue less Interchange and Network Fees and Other Cost of Services.
2) See "Adjusted EBITDA Reconciliation" on slide 37 for reconciliation of Adjusted EBITDA to its most comparable GAAP measure.



Appendix

REPAY
Realtime Electronic Payments

Income Statement – Historical and Forecasted

($ in mm)	2016A	2017A	2018A	YTD Mar-19	2019B	2020E
Card Payment Volume	$4,354	$5,248	$7,452	$2,439	$9,219	$11,000 - $11,200
YoY Growth	*86%*	*21%*	*42%*	*32%*	*24%*	*19 - 22%*
Processing and Service Fees	$51.3	$57.1	$82.2	$24.3	$100.7	$118 - $122
Interchange and Network Fees	31.0	36.9	47.8	14.9	58.5	
Total Revenue	**$82.3**	**$94.0**	**$130.0**	**$39.2**	**$159.2**	**$188 - $192**
YoY Growth	*66%*	*14%*	*38%*	*20%*	*22%*	*18 - 21%*
Interchange and Network Fees	31.0	36.9	47.8	14.9	58.5	
Other Costs of Services	22.2	20.7	27.2	6.4	29.1	
Gross Profit[1]	**$29.1**	**$36.3**	**$55.0**	**$17.9**	**$71.6**	**$84 - $88**
YoY Growth	*na*	*25%*	*51%*	*31%*	*30%*	*17 - 23%*
SG&A[2]	23.6	13.7	28.0	8.7	27.7	
EBITDA	**$5.5**	**$22.6**	**$27.0**	**$9.2**	**$43.9**	**$52 - $54**
Depreciation and amortization	3.7	7.5	10.4	2.9		
Interest Expense	2.3	5.7	6.1	1.4		
Net Income	**($0.5)**	**$9.4**	**$10.5**	**$4.9**		
Adjusted EBITDA[3]	**$21.7**	**$25.4**	**$36.8**	**$11.3**	**$44.0**	**$52 - $54**
YoY Growth	*na*	*17%*	*45%*	*20%*	*20%*	*18 - 23%*

Source: Management estimates for 2019 and 2020.

Note: This Presentation includes forecasted 2019 Adjusted EBITDA and ranges of forecasted 2020 Adjusted EBITDA for REPAY. This Presentation does not provide a reconciliation of this forward-looking non-GAAP financial measure to the most directly comparable GAAP financial measure because calculating the components would involve numerous estimates and judgments that are unduly burdensome to prepare and may imply a degree of precision that would be confusing or potentially misleading to investors.

1) Gross Profit is defined as Processing and Service Fees less Other Cost of Services, which include commissions to software integration partners and other third-party processing costs, such as front and back-end processing costs and sponsor bank fees.
2) These expenses primarily consist of compensation increases from headcount growth and in 2016, commission buyouts relating to certain sales employees.
3) See "Adjusted EBITDA Reconciliation" on slide 37.

Adjusted EBITDA Reconciliation – Historical

Adjusted EBITDA Reconciliation

($ in millions)	2016A	2017A	2018A	YTD Mar-19	YTD Mar-18
Net Income (Loss)	**($0.5)**	**$9.4**	**$10.5**	**$4.9**	**$0.2**
Interest Expense	2.3	5.7	6.1	1.4	1.5
Depreciation and Amortization	3.7	7.5	10.4	2.9	2.4
EBITDA[(1)]	**$5.5**	**$22.6**	**$27.0**	**$9.2**	**$4.1**
Loss on Extinguishment of Debt[(2)]	0.0	1.2	0.0	-	-
Non-cash Change in FV Contingent Consideration[(3)]	-	(2.1)	(1.1)	-	-
Transaction Expenses[(4)]	15.3	1.4	4.8	1.7	0.5
Share-based Compensation Expense[(5)]	0.1	0.6	0.8	0.1	0.2
Management Fees[(6)]	0.2	0.4	0.4	0.1	0.1
Legacy Commission Related Charges[(7)]	0.2	0.8	4.2	-	4.2
Employee Recruiting Costs[(8)]	-	0.3	0.3	0.0	0.1
Loss on Disposition of Property and Equipment[(9)]	0.0	0.0	0.0	-	-
Other Taxes[(10)]	0.1	0.1	0.2	0.1	0.2
Strategic Initiative Costs[(11)]	0.0	0.2	0.3	0.1	0.1
Other Non-recurring Charges[(12)]	0.2	(0.0)	(0.0)	-	0.0
Adjusted EBITDA	**$21.7**	**$25.4**	**$36.8**	**$11.3**	**$9.4**

Note: This Presentation includes forecasted 2019 Adjusted EBITDA and ranges of forecasted 2020 Adjusted EBITDA for REPAY. This Presentation does not provide a reconciliation of this forward-looking non-GAAP financial measure to the most directly comparable GAAP financial measure because calculating the components would involve numerous estimates and judgments that are unduly burdensome to prepare and may imply a degree of precision that would be confusing or potentially misleading to investors.

1) REPAY is not a taxable entity so there are no taxes to add back in calculating EBITDA. For presentation purposes, a specified tax rate was assumed for future periods.
2) Reflects write-offs of debt issuance costs relating to REPAY's term loans and prepayment penalties relating to its previous debt facility.
3) Reflects the changes in Management's estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the later of the most recent balance sheet date or the original estimates made at the closing of the applicable acquisition.
4) Primarily consists of the professional service fees and other costs in connection with (1) the Business Combination and a potential acquisition by Repay that was abandoned during the year ended December 31, 2018, (2) financing transactions and the acquisitions of (i) PaidSuite, Inc. and PaidMD, LLC and (ii) Paymaxx Pro, LLC during the year ended December 31, 2017, (3) the 2016 Recapitalization during the period from Inception to December 31, 2016 (Successor) and (4) financing transactions and the acquisition of Sigma Payment Solutions Inc. during the period from January 1, 2016 to August 31, 2016 (Predecessor).
5) Represents compensation expense associated with equity compensation plans.
6) Reflects management fees paid to Corsair Investments, which will terminate upon the completion of the Business Combination.
7) Represents payments made to certain employees in connection with transition from REPAY's legacy commission structure to its current commission structure.
8) Represents payments made to third-party recruiters. REPAY has developed an internal recruiting function, which is expected to decrease reliance on third-party recruiters.
9) Represents loss on dispositions of certain property and equipment.
10) Reflects franchise taxes and other non-income based taxes.
11) Consists of consulting fees relating to processing services not in the ordinary course of business and other operational improvements, one-time payment to vendor for additional merchant data, one-time payment relating to special projects for new market expansion and legal expanses relating to review of potential compliance matters.
12) Represents other non-recurring items that REPAY's management believes are not representative of its ongoing operations.

REPAY
Realtime Electronic Payments